Supplement dated January 16, 2009, to the MTB Retail Funds Prospectus and the MTB

Institutional Funds Prospectus, each dated August 31, 2008

MTB Equity Index Fund

The purpose of this supplement is to inform you that on January 14, 2009, MTB Investment Advisors, Inc. (“MTBIA”), the advisor of the MTB Group of Funds (the “MTB Funds”), recommended, and the Board of Trustees of the MTB Funds approved, the liquidation of the MTB Equity Index Fund (the “Fund”) as being in the best interests of the Fund’s shareholders.

The liquidation generally will be a taxable event for shareholders that remain in the Fund until the liquidation date. Shareholders may continue to redeem shares through the liquidation date, and such a redemption will be a taxable event for the redeeming shareholder. Shareholders should contact their tax advisors regarding the effect of the Fund’s liquidation in light of their individual circumstances. The Fund will waive any contingent deferred sales charges that would otherwise be payable by a Fund shareholder in connection with the liquidation or a redemption of shares prior to liquidation.

In connection with the liquidation, the Fund may depart from its stated goals, strategies and techniques as it begins to convert all of its portfolio securities to cash or cash equivalents in preparation for the distribution of its assets to shareholders.

The Fund will bear the expenses of its liquidation, which will include the cost of printing and distributing a prospectus sticker regarding the liquidation, and the brokerage and other transaction costs associated with selling portfolio holdings to effect the liquidation.

Shareholders in retirement accounts who do not voluntarily exchange their shares of the Fund for shares of another MTB Fund prior to February 13, 2009, will have their shares automatically exchanged for shares of the MTB Money Market Fund on that date. Following such exchange into the MTB Money Market Fund, retirement account shareholders may contact their plan administrator to make a future exchange, consistent with the retirement plan documents.

The liquidation is expected to occur on or about February 13, 2009. All outstanding shares of the Fund will be redeemed for cash on that date. The Fund will no longer accept orders to buy Fund shares from new investors and existing shareholders, including through the reinvestment of dividends.

If you have any questions regarding the liquidation, please contact the MTB Funds at 1-800-836-2211.